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                                                                   Exhibit 10.20

ABN-AMRO Bank                                            181 West Madison Street
                                                         Chicago, Illinois 60604
                                                         (312) 904-6000

                                  CONFIRMATION

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Date:          September 14, 2001

To:            Packaging Dynamics, L.L.C.
               100 Tri-State Drive
               Suite 200
               Lincolnshire, IL 60069

               ATTN:  Mr. Rick Cote

               Fax:   847-945-9247

From:          ABN AMRO Bank N.V., Chicago Branch

               Re:    Swap Transaction [No. INF 115404]
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Ladies/Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions of this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of December 4, 1998, as amended from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

 Notional Amount:             USD 25,000,000

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        Method of Averaging:       Inapplicable

        Compounding:               Inapplicable

 Business Days:                    New York and London

 Calculation Agent:                ABN AMRO Bank N.V., Chicago Branch

3.   Offices:

(a) The Office of the Fixed Rate Payer for this Swap Transaction is Lincolnshire, IL.

(b)  The Office of the Floating Rate Payer for this Swap Transaction is Chicago.

4.   Account Details

Payments to ABN AMRO Bank N.V., Chicago Branch:

     ABA No. 026009580 of ABN AMRO Bank N.V. New York Branch at the Federal Reserve Bank of New York A/C 220080521100.

Payments to Packaging Dynamics, L.L.C.:

     Bank of America, ABA 111000012, A/C 3751227524, F/A Packaging Dynamics, L.L.C.

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         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Steve Butters (fax number: (312) 904-7000, telephone number: (312) 904-1668, or sending a telex to Steve Butters (telex no.: 62734, answerback: ABN
UW) substantially to the following effect: "We acknowledge receipt of our fax dated September 14, 2001 with respect to a Swap Transaction between Packaging Dynamics, L.L.C. and ABN AMRO Bank N.V., Chicago Branch with a Notional Amount of USD 25,000,000 and a Termination Date of December 10, 2003 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours, R. R. Cote, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


Yours sincerely,

ABN AMRO Bank N.V., Chicago Branch

By:  /s/ Steven Butters                By:  [signature illegible]
   ---------------------------------      -----------------------------------

     Name:  Steven Butters                  Name: [name illegible]
          --------------------------             ----------------------------

     Title: Treasury Officer                Title: VP
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Confirmed as of the date first written:

Packaging Dynamics, L.L.C.

By:  /s/ R.R. Cote
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     Name:  R. R. Cote
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     Title: VP
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